Enabling Broadband Everywhere Investor Presentation 01.29.25

© 2025 DZS – Proprietary and Confidential During the course of this presentation, we will provide projections and other forward-looking statements regarding future events or the future financial performance of DZS Inc., including expectations concerning our business strategy. Such statements are only current expectations and actual events or results may differ materially. We refer you to the DZS filings with the SEC, particularly our most recent Reports on Form 10-K, Form 10-Q, and Form 8-K. These documents identify important risk factors that could cause actual results to differ materially from our projections other forward-looking statements. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there by any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction. This presentation may contain market data and industry statistics and forecasts that are based on independent industry publications and other publicly available information. Although we believe these sources are reliable, we do not guarantee the accuracy or completeness of this information and we have not independently verified this information. In addition, the market and industry data and forecasts that may be included in this presentation may involve estimates, assumptions and other risks and uncertainties and are subject to change based on various factors. Accordingly, investors should not place undue reliance on this information. Forward Looking Statements

Leadership Team Scott St. John Chief Customer Officer Philip Bednarz Chief Product Officer Brian Chesnut Chief Financial Officer Charlie Vogt CEO and President Laura Larsen-Misunas Chief People Officer Raghu Marthi Chief Operations Officer Justin Ferguson Chief Legal Officer Guiding and Executing Vision and Strategy

Gigabit+ Broadband Everywhere Mission Differentiating at the Network Edge CUSTOMER-FIRST FUTURE-READY OPEN Vision Enabling Broadband Everywhere

Company Profile Headquarters: Dallas, Texas Customers: ~200 Markets: Americas | EMEA | ANZ Founded: 1999 Technology: Broadband Access and Software Automation Solutions Selected by 14 of the Top 25 Telecom Service Providers (Americas | EMEA | ANZ)

Enabling Broadband Everywhere Self-Install Fiber Extension 5G Slicing & Network Assurance Mobile xHaul 400G Management Optical Orchestration & Automation PON Self-Install Fixed Wireless Network / Service Assurance Passive Optical LAN Home Broadband Wi-Fi AI-Driven

Creating New Experiences and Productivity

Broadband Access Upgrade Cycle Next Gen xPON OLT Port Forecast Next Gen xPON Revenue Forecast Port Volume (000s) OLT Volume by type Source: Omdia © 2023 Omdia PON Revenue by region/country Source: Omdia Revenue ($m) 9B 10B 11B 12B

Broadband PON Technology Evolution (10+ Years) 2025 2027 2032 2035 Source: DZS 10G PON 25G PON 50G PON 100G PON 10G PON 25G PON 100G PON 10G PON 50G PON 100G PON 200G PON 10G PON 50G PON 200G PON Source: Omdia

Technology and Solutions PON DPU Muxponder 25G / 100G / 400G DWDM DWDM ROADM FWA Optical Transport Fiber Broadband Fiber Extension Fixed Wireless OLT Software Defined Network and Cloud Management ONT

Optical | Access Portfolio Spotlight Optical Transport for the Network Edge Software Defined Fiber Access Fixed Wireless, Fiber Termination and WiFi

Delivering End-to-End Broadband Solutions PON DPU ROADM/Muxponder Middle Mile FWA Optical Transport Fiber Broadband Fiber Extension Fixed Wireless Regional Internet Point of Presence General Internet Network Middle Mile Last Mile First Mile

Broadest Access Portfolio in the Industry



	Fixed Form Factor	2-Slot Chassis	6-Slot Chassis	14/16-Slot Chassis
Max # OLT ports (or combo ports)	16	32	96	256
Rack Units	1	2	6	14
Max Uplink (NNI) Capacity	200Gps	400Gps	900Gbps + 1.2Tbps	900Gbps + 3.2Tbps
Typical Deployment	Rural Market	Small Market	Mid-Sized Market	Large-Sized Market

Universal Intelligent Line Cards



GPON **XGS-PON** **COMBO** **50G PON**

© 2025 DZS – Proprietary and Confidential

Broadband PON Access Roadmap



BROADCOM
Lotus
DDR
Broadcom Switch
BCM88470 (Qumran AX)
Broadcom
PON MAC
BCM68658
(ASPEN)
Broadcom
PON MAC
BCM68658
(ASPEN)

Broadband Access Roadmap

- GPON | XGS-PON deployments remain robust
- 50G PON technology - POV 2H 2025
- Trials 2H 2025 | 1H 2026
- Silicon availability at Scale – 1H 2026

Operational Benefits

- Increase Broadband Speeds/Density
- Reduces Power
- Reduces TCO
- Adds AI Intelligence | Security

© 2025 DZS – Proprietary and Confidential

AI Applications and Use Cases Network Planning and Optimization Network and Subscriber Security All-in-One Customer Support View with Actionable Insights Predictive Maintenance Marketing & Sales Insights and Campaigns Documentation Searches and API Scripts AI in the Cloud (real-time applications)

Compact | Modular | Low Power | Low Latency Open & Time Sensitive Networking integrated Automated operation and provisioning Network Edge single pane of glass Optical transport for Broadband Access Aggregation and Middle Mile Transport 25G/100G/400G DWDM Optical Transport Muxponder Open Multi-Degree ROADM Networking (Optical Edge)

Networking (Access Edge) Chassis architecture 50G PON seamless upgrade Future-ready backplane Integrated AI at the edge 100% BBF compliance Open SDN controller interop Virtualization / Security BEAD BABA-ready (USA) Software-defined, Multi-Gigabit Access 1G/10G Point-to-Point XGS-PON WiFi ONT OLT Access Edge GPON

WiFi experience management enabled Device and application aware Zero-touch Mesh with companion apps Open and standards-based WiFi 6/6E/7 Fiber Termination and WiFi Distribution Connectivity (Residential) Connected Home

Connectivity (Fiber Extension) Maximize Return on Fiber Investment Deliver gigabit over existing infrastructure Prevent/Recover disqualified premises Convert homes-passed to homes-connected Any PON, Anywhere Multi-vendor OLT interoperability XGS-PON or GPON fed IP68 outdoor rated Reverse-powered freedom to install anywhere Leverage existing PON EMS

4G/5G cellular Fixed Wireless Access Solutions for Urban and Rural Self-install and technician-install options Cellular Frequencies including mmWave Rapid Deployment, Anywhere Designed for Urban and Rural markets Extra-wide Temperature Range 4G/5G CBRS Deployments Self Install | Ease-of-Deployment Broadband Everywhere Connectivity (Fixed Wireless Access) 30km+ 16km+ 8km+ 5km+ Self / DYI install

Cloud Software Management & Control Software Defined Network Control Cloud Access | Transport Management Netconf-Yang Compliant EMS /NMS Open – Standard – Multi-vendor New Service On-boarding Cloud Software Management Subscriber Devices Core Network Cloud Software

Cloud Orchestration | Software Automation Manage device configurations across access domain and vendors Service design UI and intent-driven flow-through activation Single-Pane of Glass for service health and performance Single, stable, standards-compliant APIs regardless of service or supplier OLT ONT RG Edge

Business and Financial Results

Strategic Decisions Enabling Favorable Outcomes Financial Restatement Complete Divested Asia Business Unit Acquired NetComm Connectivity Innovator Divested Assurance | WiFi Software Portfolio Total Debt Reduced to $12M Divested Enterprise IIoT Portfolio As of December 31, 2024

Broadband Access Solutions Network Edge Connectivity Cloud Edge Four Year Business Timeline 2022: Orders | Revenue Acceleration 2023: Supply Chain Management 2024: 4 Strategic Outcomes | Growth 2025: Business Optimization | Growth 2025 Company Profile Markets: Americas | EMEA | ANZ Technology: Access | Cloud Software Customers: ~200 Active History: 25 Years of Innovation

State of the Market and Business

Market

- Industry Emerging from Inventory Correction
- AI emerging as Game Changer
- Adoption of SDN / Automation
- Inflation Stabilizing
- $100B Broadband Government funding expected to begin 2H25

Technology

- Broadband Access Product Roadmap Acceleration
- Optical, Access and Cloud SDN Technology Differentiation
- NetComm acquisition adding complementary Connectivity Solutions

Finance

- Restatement Complete
- Balance Sheet Stabilizing
- DSO Improving
- OpEx Optimized
- Valuable Inventory
- Focused on sustained Profitable Growth
- Enhanced Internal Controls & Governance

Sales

- NetComm acquisition enabling growth and customer | technology synergies
- NPI Availability Optical (Saber), OLT (V6), WiFi 7, Cloud Software (Xtreme)

Operations

- US Broadband (BEAD) Program compliance
- Supply Chain Lead-times and Logistics stabilizing
- NetComm IT Systems integration 2H25
- Cyber-Security, enhancements

© 2025 DZS – Proprietary and Confidential

Growth Pillars Focus Markets Technology Enablers Channels United States Canada CALA Europe Middle East Australia and NZ North America and EMEA Expansion Security Risk Cloud Software Edge Intelligence DPU FWA FTTX Upgrade Cycle Access Optical WiFi Telecom Providers Mobile Providers Fiber Overbuilders Utility Providers Network Wholesalers Enterprise Venues FiberLAN

Let's stay connected company/dzsi @dzs_innovation @DZS_Innovation dzsi.com